SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K-A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2004

                       HUMANA TRANS SERVICES HOLDING CORP.
             (Exact name of registrant as specified in its charter)

       Delaware                   000-30734                11-3255619
(State of Incorporation)   (Commission File Number)   (IRS Employer
                                                         Identification #)


              7466 New Ridge Road, Suite 7, Hanover, Maryland 21076
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758
                    ----------------------------------------
              (Registrant's telephone number, including area code)


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Item 4.01    Changes in Registrant's Certifying Accountant

        (a) On November 3, 2004, the Registrant notified its Independent Auditor, Livingston Wachtell & Co., LLP, 29 Broadway, 25th Floor, New York, New York 10006 (212) 480-0200, that it was dismissed as the Independent Auditor of the Registrant, by Lazar, Levine & Felix, LLP, effective immediately, on November 3, 2004. The Board of Directors previously approved this action in October 2003.

        On November 3, 2004, the management of the Registrant engaged Lazar, Levine & Felix, LLP, located at 350 Fifth Avenue, New York, NY, Telephone (212) 736-1900, as its independent auditors to audit its financial statements for the fiscal year ended September 30, 2004. The decision to retain Lazar, Levine & Felix, LLP was approved by the Registrant's Board of Directors.

        During the period of their engagement from April 5, 2004 through November 3, 2004, there were no disagreements between Livingston Wachtell & Co., LLP and the Registrant. Livingston Wachtell & Co., LLP issued reports on Registrant's financial statements for the fiscal quarter ended June 30, 2004, and contained neither an adverse opinion nor disclaimer of opinion. However, Livingston Wachtell & Co., LLP's report for the fiscal quarter ended June 30, 2003, was modified as to the uncertainty of a going concern.

        During the period of their engagement from April 5, 2004 through November 3, 2004, there were no disagreements between Livingston Wachtell & Co., LLP, and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Livingston Wachtell & Co., LLP, would have caused them to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.

        The Registrant has furnished Livingston Wachtell & Co., LLP with a copy of this report and has requested them to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the resignation letter is attached as Exhibit 16 to this Form 8-K-A by amendment.


        (b) Effective November 3, 2004, Lazar, Levine & Felix, LLP., has been retained as independent auditor of Humana Trans Services Holding Corp., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending September 30, 2004. Prior to the engagement, Registrant did not consult with Lazar, Levine & Felix, LLP, regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Lazar, Levine & Felix, LLP, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.      Financial Statements And Exhibits

     (c)     Exhibits
             Exhibit 16.    Letter from Certifying Accountant


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

        By: /s/ John Daly
        ---------------------------------
        John Daly
        President

Date:  May 20, 2005